EXHIBIT 99.1
On August 22, 2025, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 242-room Hilton Houston NASA Clear Lake located in Houston, Texas (“Hilton NASA Clear Lake”) for total consideration of approximately $27.5 million in cash, net of selling expenses. Additionally, the Company repaid approximately $26.4 million on the mortgage loan, of which the Hilton Houston NASA Clear Lake was one of 17 hotels securing the mortgage loan.
The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on June 30, 2025. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2024, and the six months ended June 30, 2025, assumes the disposition closed on January 1, 2024. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of Hilton NASA Clear Lake and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of Hilton NASA Clear Lake are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2025
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hilton NASA Clear Lake (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($140,376 attributable to VIEs)	$3,273,437	$—	$—		$3,273,437
Accumulated depreciation ($(34,311) attributable to VIEs)	(1,029,900)	—	—		(1,029,900)
Investments in hotel properties, net ($106,065 attributable to VIEs)	2,243,537	—	—		2,243,537
Contract asset	370,475	—	—		370,475
Cash and cash equivalents ($4,979 attributable to VIEs)	99,965	—	26,697	(C) (i)	101,037
			763	(C) (i)
			(26,388)	(C) (ii)
Restricted cash ($3,743 attributable to VIEs)	153,870	—	—		153,870
Accounts receivable ($787 attributable to VIEs), net of allowance of $507	47,746	—	—		47,746
Inventories ($55 attributable to VIEs)	3,686	—	—		3,686
Notes receivable, net	11,382	—	—		11,382
Investments in unconsolidated entities	7,203	—	—		7,203
Deferred costs, net ($166 attributable to VIEs)	1,706	—	—		1,706
Derivative assets	2,445	—	—		2,445
Operating lease right-of-use assets	43,627	—	—		43,627
Prepaid expenses and other assets ($3,089 attributable to VIEs)	32,993	—	—		32,993
Due from third-party hotel managers	21,813	—	—		21,813
Assets held for sale	18,904	12,761	—		6,143
Total assets	$3,059,352	$12,761	$1,072		$3,047,663
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($46,981 attributable to VIEs)	$2,644,765	$—	$(6,831)	(C) (ii)	$2,637,934
Debt associated with hotels in receivership	301,040	—	—		301,040
Finance lease liability	17,771	—	—		17,771
Accounts payable and accrued expenses ($17,896 attributable to VIEs)	130,135	—	—		130,135
Accrued interest payable ($363 attributable to VIEs)	19,851	—	—		19,851
Accrued interest associated with hotels in receivership	69,435	—	—		69,435
Dividends and distributions payable	4,166	—	—		4,166
Due to Ashford Inc., net ($5,815 attributable to VIEs)	8,939	—	—		8,939
Due to related parties, net ($98 attributable to VIEs)	2,666	—	—		2,666
Due to third-party hotel managers ($28 attributable to VIEs)	1,401	—	—		1,401
Operating lease liabilities	44,156	—	—		44,156
Other liabilities ($28,841 attributable to VIEs)	33,940	—	(750)	(C) (i)	33,190
Liabilities related to assets held for sale	29,153	20,901	—		8,252
Total liabilities	3,307,418	20,901	(7,581)		3,278,936
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	21,993	—	—		21,993
Series J Redeemable Preferred Stock, $0.01 par value, 7,699,923 shares issued and outstanding at June 30, 2025	178,571	—	—		178,571
Series K Redeemable Preferred Stock, $0.01 par value, 747,299 shares issued and outstanding at June 30, 2025	18,523	—	—		18,523
Series L Redeemable Preferred Stock, $0.01 par value, 112,181 shares issued and outstanding at June 30, 2025	2,580	—	—		2,580
Series M Redeemable Preferred Stock, $0.01 par value, 145,232 shares issued and outstanding at June 30, 2025	3,576	—	—		3,576
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at June 30, 2025	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at June 30, 2025	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at June 30, 2025	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at June 30, 2025	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at June 30, 2025	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 5,908,610 shares issued and outstanding at June 30, 2025	59	—	—		59
Additional paid-in capital	2,394,458	(8,140)	10,648	(C) (i)	2,394,500
			763	(C) (i)
			(19,509)	(C) (ii)
Accumulated deficit	(2,880,095)	—	16,799	(C) (i)	(2,863,344)
			(48)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(485,521)	(8,140)	8,653		(468,728)
Noncontrolling interest in consolidated entities	12,212	—	—		12,212
Total equity (deficit)	(473,309)	(8,140)	8,653		(456,516)
Total liabilities and equity/deficit	$3,059,352	$12,761	$1,072		$3,047,663
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of June 30, 2025, as reported in its Quarterly Report on Form 10-Q, filed on August 14, 2025.
(B)Represents the removal of the historical balance sheet of Hilton NASA Clear Lake as of June 30, 2025.
(C)Represents adjustments for Ashford Trust’s disposition of Hilton NASA Clear Lake as of June 30, 2025, which includes: (i) an adjustment for the cash consideration received of approximately $27.8 million (consisting of the $27.0 million purchase price and extension fees of $750,000), net of selling expenses and cash received for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by Hilton NASA Clear Lake.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hilton NASA Clear Lake (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$889,753	$8,392	$—		$881,361
Food and beverage	212,581	2,156	—		210,425
Other hotel revenue	67,800	257	—		67,543
Total hotel revenue	1,170,134	10,805	—		1,159,329
Other	2,325	—	—		2,325
Total revenue	1,172,459	10,805	—		1,161,654
EXPENSES
Hotel operating expenses:
Rooms	209,569	1,827	—		207,742
Food and beverage	145,304	1,485	—		143,819
Other expenses	418,077	5,206	—		412,871
Management fees	42,406	321	—		42,085
Total hotel expenses	815,356	8,839	—		806,517
Property taxes, insurance and other	64,103	764	—		63,339
Depreciation and amortization	152,776	1,195	—		151,581
Impairment charges	59,331	—	—		59,331
Advisory services fee	58,606	—	—		58,606
Corporate, general and administrative	24,662	—	—		24,662
Total operating expenses	1,174,834	10,798	—		1,164,036
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	94,406	—	16,799	(C) (i)	111,205
Gain (loss) on derecognition of assets	167,177	—	—		167,177
OPERATING INCOME (LOSS)	259,208	7	16,799		276,000
Equity in earnings (loss) of unconsolidated entities	(2,370)	—	—		(2,370)
Interest income	6,942	—	—		6,942
Other income (expense)	108	—	—		108
Interest expense and amortization of discounts and loan costs	(273,359)	(1,732)	—		(271,627)
Interest expense associated with hotels in receivership	(45,592)	—	—		(45,592)
Write-off of premiums, loan costs and exit fees	(5,245)	(3)	(48)	(C) (ii)	(5,290)
Gain (loss) on extinguishment of debt	2,774	—	—		2,774
Realized and unrealized gain (loss) on derivatives	(6,480)	—	—		(6,480)
INCOME (LOSS) BEFORE INCOME TAXES	(64,014)	(1,728)	16,751		(45,535)
Income tax (expense) benefit	(997)	—	—		(997)
NET INCOME (LOSS)	(65,011)	(1,728)	16,751		(46,532)
(Income) loss attributable to noncontrolling interest in consolidated entities	4,028	—	—		4,028
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	683	—	(188)	(C) (iii)	495
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(60,300)	(1,728)	16,563		(42,009)
Preferred dividends	(22,686)	—	—		(22,686)
Deemed dividends on redeemable preferred stock	(2,906)	—	—		(2,906)
Gain (loss) on extinguishment of preferred stock	3,370	—	—		3,370
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(82,522)	$(1,728)	$16,563		$(64,231)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(17.54)				$(13.65)
Weighted average common shares outstanding—basic	4,706				4,706
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(17.54)				$(13.65)
Weighted average common shares outstanding—diluted	4,706				4,706
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2025
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hilton NASA Clear Lake (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$433,504	$4,171	$—		$429,333
Food and beverage	109,865	1,087	—		108,778
Other hotel revenue	35,226	171	—		35,055
Total hotel revenue	578,595	5,429	—		573,166
Other	765	—	—		765
Total revenue	579,360	5,429	—		573,931
EXPENSES
Hotel operating expenses:
Rooms	99,449	909	—		98,540
Food and beverage	71,181	719	—		70,462
Other expenses	196,482	2,645	—		193,837
Management fees	20,192	162	—		20,030
Total hotel expenses	387,304	4,435	—		382,869
Property taxes, insurance and other	32,283	427	—		31,856
Depreciation and amortization	72,615	462	—		72,153
Impairment charges	1,447	—	—		1,447
Advisory services fee	23,562	—	—		23,562
Corporate, general and administrative	9,817	—	—		9,817
Total operating expenses	527,028	5,324	—		521,704
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	38,552	—	—		38,552
Gain (loss) on derecognition of assets	19,946	—	—		19,946
OPERATING INCOME (LOSS)	110,830	105	—		110,725
Equity in earnings (loss) of unconsolidated entities	(387)	—	—		(387)
Interest income	2,467	—	—		2,467
Interest expense and amortization of discounts and loan costs	(137,489)	(375)	—		(137,114)
Interest expense associated with hotels in receivership	(19,948)	—	—		(19,948)
Write-off of premiums, loan costs and exit fees	(6,083)	(67)	—		(6,016)
Gain (loss) on extinguishment of debt	(15)	—	—		(15)
Realized and unrealized gain (loss) on derivatives	(3,576)	—	—		(3,576)
INCOME (LOSS) BEFORE INCOME TAXES	(54,201)	(337)	—		(53,864)
Income tax (expense) benefit	(436)	—	—		(436)
NET INCOME (LOSS)	(54,637)	(337)	—		(54,300)
(Income) loss attributable to noncontrolling interest in consolidated entities	3,188	—	—		3,188
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,082	—	(5)	(C) (iii)	1,077
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(50,367)	(337)	(5)		(50,035)
Preferred dividends	(13,746)	—	—		(13,746)
Deemed dividends on redeemable preferred stock	(3,587)	—	—		(3,587)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(67,700)	$(337)	$(5)		$(67,368)
INCOME (LOSS) PER SHARE - BASIC:
Income (loss) attributable to common stockholders	$(11.82)				$(11.76)
Weighted average common shares outstanding—basic	5,728				5,728
INCOME (LOSS) PER SHARE - DILUTED:
Income (loss) attributable to common stockholders	$(11.82)				$(11.76)
Weighted average common shares outstanding—diluted	5,728				5,728
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2024, as reported in its Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 21, 2025 and the historical consolidated statement of operations of Ashford Trust for the six months ended June 30, 2025, as reported in its Quarterly Report on Form 10-Q, filed on August 14, 2025.
(B)Represents the removal of the historical consolidated statements of operations of Hilton NASA Clear Lake for the year ended December 31, 2024, and the six months ended June 30, 2025.
(C)Represents adjustments for the Company’s sale of Hilton NASA Clear Lake, which includes: (i) the estimated non-recurring gain on the disposition of Hilton NASA Clear Lake for the year ended December 31, 2024; (ii) an adjustment for write off of loan costs; and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of Hilton NASA Clear Lake, including the estimated non-recurring gain for the year ended December 31, 2024, based on an ownership percentage of 1.02% for the year ended December 31, 2024 and 1.56% for the six months ended June 30, 2025. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2024 and the six months ended June 30, 2025. The pro forma gain resulting from the disposition of Hilton NASA Clear Lake is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.